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                     BLACKROCK PROVIDENT INSTITUTIONAL FUNDS
                                  (the "Trust")

                        Supplement dated January 8, 2002
        To the Statement of Additional Information dated January 29, 2001

     The caption "Banking Industry Obligations" under the "Investment Strategies, Risks and Policies" section of the Trust's Statement of Additional Information is renamed "Banking Industry Obligations and Commercial Paper." In addition, the following paragraph is inserted at the end of the discussion under that caption:

     The Trust considers any issuer organized under the laws of a United States jurisdiction to be a United States domestic issuer, and for purposes of TempFund's investments in bank obligations and commercial paper, the Trust considers an issuer to be a United States domestic issuer even if it is organized outside of a United States jurisdiction if the underlying credit support for the issuer's security is provided by an entity organized under the laws of a United States jurisdiction.